                                                                    EXHIBIT 10.4




















                           GENOVESE DRUG STORES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN



















               AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
         Preamble...............................................   1


ARTICLE I - DEFINITIONS
- - -----------------------
          1.1 - Account.........................................   3
          1.2 - Applicable Law..................................   3
          1.3 - Beneficiary.....................................   3
          1.4 - Board...........................................   3
          1.5 - Break in Service................................   3
          1.6 - Cash Account....................................   3
          1.7 - Code............................................   3
          1.8 - Committee.......................................   4
          1.9 - Company.........................................   4
         1.10 - Company Stock...................................   4
         1.11 - Compensation....................................   4
         1.12 - Disability......................................   4
         1.13 - Eligible Employee...............................   5
         1.14 - Employee........................................   5
         1.15 - Employer........................................   5
         1.16 - Employer Contributions..........................   5
         1.17 - Employment Commencement Date....................   5
         1.18 - Entry Date......................................   5
         1.19 - ERISA...........................................   6
         1.20 - Highly Compensated Employee.....................   6
         1.21 - Hour of Service.................................   7
         1.22 - Military Service................................   7
         1.23 - Normal Retirement Date..........................   8
         1.24 - Participant.....................................   8
         1.25 - Permitted Leave.................................   8
         1.26 - Plan............................................   8
         1.27 - Plan Administrator..............................   8
         1.28 - Plan Year.......................................   9
         1.29 - Qualified Domestic Relations Order..............   9
         1.30 - Reemployment Commencement Date..................   9
         1.31 - Related Company.................................   9
         1.32 - Service.........................................   9
         1.33 - Stock Account...................................   9
         1.34 - Termination of Employment.......................   9
         1.35 - Trust Agreement.................................  10
         1.36 - Trust Fund or Fund..............................  10
         1.37 - Trustee.........................................  10
         1.38 - Valuation Date..................................  10
         1.39 - Vested Account..................................  10
         1.40 - Year of Service.................................  10


ARTICLE II - PARTICIPATION
- - --------------------------
          2.1 - Eligibility Requirements........................  11
          2.2 - Termination of Participation....................  11
          2.3 - Interruption in Service.........................  12


ARTICLE III - SERVICE
- - ---------------------
          3.1 - Year of Service.................................  13
          3.2 - Break in Service................................  13
          3.5 - Restoration of Eligibility and Service..........  14


ARTICLE IV - CONTRIBUTIONS
- - --------------------------
          4.1 - Pre-Tax Contributions...........................  15
          4.2 - Return of Contributions to Employer.............  15
          4.3 - Forfeitures.....................................  16
          4.4 - Limitations on Benefits.........................  17


ARTICLE VI - ACCOUNTS OF PARTICIPANTS - INVESTMENTS
- - ---------------------------------------------------
          5.1 - Separate Accounting.............................  19
          5.2 - Investment of Accounts..........................  20
          5.3 - Valuation of Funds..............................  21
          5.4 - Notice to Participants..........................  21

ARTICLE VI - BENEFITS
- - ---------------------
          6.1 - Distribution Upon Termination of Employment.....  22
          6.2 - Distribution Upon Death.........................  23
          6.3 - Vested Account..................................  23
          6.4 - Statutory Payment Date..........................  24
          6.5 - Transferred Employees...........................  25
          6.6 - Direct Rollover.................................  26


ARTICLE VII - DESIGNATION OF BENEFICIARIES
- - ------------------------------------------
          7.1 - Beneficiary Designation.........................  28
          7.2 - Lack of Designated Beneficiary..................  28


ARTICLE VIII - MANAGEMENT OF TRUST FUND
- - ---------------------------------------
         8.1 - Use of Trust Fund................................  30
         8.2 - Trustee..........................................  30
         8.3 - Investments......................................  30
         8.4 - Payment of Expenses..............................  30


ARTICLE IX - ADMINISTRATION OF THE PLAN
- - ---------------------------------------
         9.1 - The Committee....................................  31
         9.2 - Composition of the Committee.....................  32
         9.3 - Indemnity........................................  32
         9.4 - Services to the Plan.............................  33
         9.5 - Action of the Committee..........................  33
         9.6 - Committee Records................................  34
         9.7 - Claims Procedures................................  34
         9.8 - Communications...................................  35
         9.9 - Information from Participant.....................  36


ARTICLE X - TERMINATION OF EMPLOYER PARTICIPATION
- - -------------------------------------------------
         10.1 - Right to Termination............................  37
         10.2 - Rights of Participants on Termination...........  37


ARTICLE XI - AMENDMENT OR TERMINATION OF THE PLAN AND TRUST
- - -----------------------------------------------------------
         11.1 - Right of Amendment or Termination...............  39
         11.2 - Notice..........................................  40
         11.3 - Plan Termination................................  40
         11.4 - Successor Plan..................................  41


ARTICLE XII - TOP HEAVY PROVISIONS
- - ----------------------------------
         12.1 - Top Heavy Plan..................................  42
         12.2 - Special Definitions.............................  43
         12.3 - Minimum Contributions...........................  46
         12.4 - Other Plans.....................................  47


ARTICLE XIII - GENERAL LIMITATIONS AND PROVISIONS
- - -------------------------------------------------

         13.1 - Rights of Employer..............................  48
         13.2 - Trust as Source of Benefits.....................  48
         13.3 - Incompetent Payee...............................  48
         13.4 - Nonalienation of Benefits.......................  49
         13.5 - Lost Payee......................................  50
         13.6 - Insurance Contracts.............................  50
         13.7 - Gender..........................................  50
         13.8 - Captions........................................  51
         13.9 - Governing Law...................................  51

                           GENOVESE DRUG STORES, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

               As Amended and Restated Effective January 1, 1989


                                    PREAMBLE


Genovese Drug Stores, Inc. (the "Company") established the Genovese Drug Stores, Inc. Employee Stock Ownership Plan (the "Plan") and its related trust (the "Trust") effective January 31, 1976 in order to allow eligible employee to share in the ownership of the Company and to provide for the accumulation of retirement benefits through the continued growth and success of the Company. The Plan and the Trust have been amended from time to time thereafter.

Effective January 1, 1989, the Plan is being amended and restated in its entirety, as set forth herein. The provisions of this amended and restated Plan shall be effective with respect to the operation and administration of the Plan on and after January 1, 1989, except as specifically provided herein or as and to the extent they reflect a requirement of applicable law which took effect on a different date, in which case such provision shall be deemed to be effective as of the applicable date. The Plan, as so amended and restated, is intended to reflect all changes required to be incorporated in the Plan as of the end of the remedial amendment period specified in Code Section 401(b) as it applies to the Tax Reform Act of 1986 and certain other specified legislation enacted subsequent thereto, as well as all other changes adopted by the Company prior to the actual adoption of this amendment and restatement. This amendment and restatement is further intended to reflect, ratify and confirm the administrative practices of the Employers and the Committee in operating the Plan in accordance with the purposes of applicable law during the period with respect to which retroactive effect is given pursuant to the remedial amendment period referred to in the preceding sentence.

The Plan, as so amended and restated, is intended to qualify as a stock bonus trust which meets the qualification and tax exemption requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended, and any other provisions of applicable law.

Unless otherwise expressly provided herein, or as may be required by applicable law, the rights of any person whose employment terminated or who retired prior to the effective date of this amendment and restatement, or the effective date of any particular provision, as provided above, shall be determined solely under the terms of the Plan as in effect on the date of his termination of employment or retirement, unless such person is thereafter reemployed and again becomes a Participant.

                                   ARTICLE I
                                  DEFINITIONS

The words and phrases used herein shall have the following meanings unless a different meaning is plainly required by the context:

         1.1 "ACCOUNT" means the account established and maintained under the Plan on behalf of a Participant pursuant to Section 5.1, (including, as applicable, his Stock Account and his Cash Account).

         1.2 "APPLICABLE LAW" References to applicable law, whether or not capitalized, shall mean the Code, ERISA and any other law which governs the operation of this Plan, and any regulations, rulings or other administrative or judicial clarifications thereunder.

         1.3 "BENEFICIARY" means the person or persons entitled to receive a distribution under the Plan in the event of the Participant's death, as provided in Article VII.

         1.4     "BOARD" means the Board of Directors of the Company.

         1.5     "BREAK IN SERVICE" means the period described in Section 3.2.

         1.6 "CASH ACCOUNT" means the portion of a Participant's Account which reflects his interest in the portion of the Trust Fund which is not invested in Company Stock.

         1.7 "CODE" means the Internal Revenue Code of 1986, as it now exists and as it may from time to time be amended. Any reference to a section of the Code shall include that section and any predecessor or successor citation, if applicable.

         1.8 "COMMITTEE" means the Administrative Committee referred to in Article IX hereof.

         1.9 "COMPANY" means Genovese Drug Stores, Inc., or any successor thereto which adopts the Plan as its own.

         1.10    "COMPANY STOCK" means the common stock of the Company.

         1.11 "COMPENSATION" means an Employee's total cash remuneration for services rendered to an Employer as determined under Income Tax Regulations
Section 1.415-2(d), including overtime compensation and any contributions made by the Employer on the Participant's behalf for such Plan Year which are excluded from the Participant's income by reason of Code Section 125 or 401(k), but excluding bonuses, tips, commissions to other than salesmen, reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, welfare benefits and contributions to any pension or profit sharing plan or any other forms of deferred compensation where payment is made after the Employee ceases to render employment services to an Employer. Compensation for any Plan Year shall exclude any portion of a Participant's annual Compensation which is in excess of the applicable dollar limit under Code Section 401(a)(17) for such Plan Year ($200,000, as adjusted under said Section, for Plan Years ending before January 1, 1994, and $150,000, as adjusted under said Section, for Plan Years beginning on and after January 1, 1994). Remuneration paid to an Employee pursuant to a collective bargaining agreement shall be excluded unless the agreement provides for coverage of such Employee under this Plan.

         1.12 "DISABILITY" means a physical or mental condition which totally and permanently prevents a Participant from engaging in any substantial gainful activity and is expected to last for at least 12 months or result in death, and which qualifies the Participant for disability benefits under the

Federal Social Security Act; provided however, that no Participant shall be deemed to suffer from a Disability if his disability was contracted, suffered or incurred while he was engaged in a criminal enterprise or as a result of a self-inflicted injury.

         1.13 "ELIGIBLE EMPLOYEE" means any Employee of an Employer, excluding any employees (i) included in a unit of employees covered by a collective bargaining agreement under which retirement benefits have been the subject of good faith bargaining, but which does not provide for his participation in the Plan or (ii) employed in a job category, plant, location or other identifiable unit of an Employer which is not covered by the Plan.

         1.14 "EMPLOYEE" means any person employed by an Employer or a Related Company. Any person who performs services for an Employer or Related Company solely as a consultant or any other type of independent contractor shall not be considered to be employed by such Employer or Related Company.

         1.15 "EMPLOYER" means the Company, and any Related Company which is authorized by the Company to participate in this Plan and adopts the Plan for some or all of its employees, and any successor thereto.

         1.16 "EMPLOYER CONTRIBUTIONS" means the contributions made by an Employer pursuant to Article IV.

         1.17 "EMPLOYMENT COMMENCEMENT DATE" means the first day on which an Employee completes an Hour of Service.

         1.18    "ENTRY DATE" means each June 30 and December 31.

         1.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as it now exists and as it may be amended from time to time.

         1.20     "HIGHLY COMPENSATED EMPLOYEE" means, for any Plan Year,

              (a) any Employee who, at any time during the current or preceding Plan Year, was a 5% owner of the Employer or a Related Company (as defined in Code Section 416(i));

              (b) any Employee who, during the preceding Plan Year:

                 (1) received more than $75,000 (adjusted at the same time and in the same manner as under Code Section 415(d)) in annual Compensation from an Employer or a Related Company,

                 (2) received more than $50,000 (adjusted at the same time and in the same manner as under Code Section 415(d)) in annual Compensation from an Employer or a Related Company and was among the highest paid 20% of all Employees for such Plan Year, or

                 (3) was an officer of an Employer or a Related Company and received annual Compensation greater than 50% of the applicable dollar limitation of Code Section 415(b)(l)(A) for such Plan Year; and

                 (c) Any Employee who is not described in (b) above for the preceding Plan Year, but who is described in (b)(1), (b)(2) or (b)(3) for the current Plan Year and is among the highest paid 100 Employees for the current Plan Year.

Any Employee who is the spouse or lineal ascendant or descendant (or spouse of either) of a 5% owner of the Employer or a Related Company (as defined in Code
Section 416(i)(1)) or an Employee who
is a Highly Compensated Employee and is in the group consisting of the 10 most Highly Compensated Employees shall not be considered a separate Employee, and any Compensation paid to such Employee (and any applicable contribution or benefit on behalf of such Employee) shall be treated as if it were paid to (or on behalf of) the 5% owner or Highly Compensated Employee. For purposes of this definition, "Compensation" shall mean Compensation as defined in Code Section 415(c)(3), determined without regard to Code Sections 125, 402(e)(3) and 402(h). Also for purposes of this definition, no more than 50 Employees or, if lesser, the greater of three Employees or 10% of all Employees shall be treated as officers; provided, however, that if no officer has Compensation in excess of the dollar amount described in paragraph (b)(3) above in any Plan Year, the officer with the highest Compensation shall be treated as described in paragraph
(b)(3).

         1.21 "HOUR OF SERVICE" means an hour for which an individual is directly or indirectly paid or entitled to payment by an Employer or Related Company for the performance of services (or would be so paid or entitled to payment but for an absence for Military Service), or for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. For the purposes of determining the Hours of Service credited to an individual, the provisions of Department of Labor Regulations Sections 2530.200-2(b) and (c) are incorporated by reference.

         1.22 "MILITARY SERVICE" means a leave of absence from active employment of an Employer or a Related Company during which the Employee is in the armed forces of the United States of America under circumstances which entitle him to reemployment and other related rights under any applicable federal law, provided the Employee reenters the employ of an Employer or a Related

Company within the period during which his reemployment rights are protected by such law, without any intervening employment elsewhere. In the event a person in Military Service fails to return to the employ of an Employer or a Related Company, as provided herein, he shall be considered as having terminated his employment as of the commencement of such Military Service.

         1.23 "NORMAL RETIREMENT DATE" means the first day of the month coinciding with or next following the Participant's 65th birthday.

         1.24 "PARTICIPANT" means an Eligible Employee who participates in the Plan, as provided in Section 2. The term "Participant" shall include former Employees whose accounts have not yet been fully distributed.

         1.25 "PERMITTED LEAVE" means any leave of absence approved by an Employer or Related Company, provided that upon termination of such leave of absence the Employee promptly returns to the employ of an Employer or Related Company, without employment (other than Military Service) elsewhere in the meantime, except with the consent of the Employer. In the granting of any such leave, each Employer or Related Company shall act in a uniform and nondiscriminatory manner with respect to all Employees similarly situated. In the event a person on a Permitted Leave fails to return to the employ of an Employer or Related Company, as provided herein, he shall be considered to have terminated his employment as of the commencement of the Permitted Leave.

         1.26 "PLAN" means the Genovese Drug Stores, Inc. Employee Stock Ownership Plan, as set forth herein, and as it may from time to time hereafter be amended.

         1.27    "PLAN ADMINISTRATOR" means the Committee.

         1.28    "PLAN YEAR" means the calendar year.

         1.29 "QUALIFIED DOMESTIC RELATIONS ORDER" means a domestic relations order which constitutes a qualified domestic relations order within the meaning of Code Section 414(p).

         1.30 "REEMPLOYMENT COMMENCEMENT DATE" means the first date that an Employee is credited with an Hour of Service following a Break in Service.

         1.31 "RELATED COMPANY" means any business which is included in a controlled group of corporations (within the meaning of Section 414(b) of the Code), which includes the Company, any trade or business (whether or not incorporated) which is under common control with the Company (within the meaning of Section 414(c) of the Code), any organization included in the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code; except that for purposes of applying the limitations of Section 4.4, Section 415(h) of the Code shall apply.

         1.32    "SERVICE" means employment with an Employer or Related Firm.

         1.33 "STOCK ACCOUNT" means the portion of a Participant's Account which reflects his interest in the portion of the Trust Fund which is invested in Company Stock, expressed in full shares and fractional shares.

         1.34 "TERMINATION OF EMPLOYMENT" or words of similar import means the termination of an Employee's employment with an Employer or a Related Company under circumstances where he is no longer employed by an Employer or Related Company. Transfer of employment from an Employer or Related Company to another

Employer or Related Company shall not constitute a termination of employment.

         1.35 "TRUST AGREEMENT" means the agreement of trust between the Company and the Trustee pursuant to which the assets of the Plan are held.

         1.36 "TRUST FUND" OR "FUND" means the Trust established pursuant to the Trust Agreement to hold all of the assets of the Plan.

         1.37 "TRUSTEE" means the Trustee or Trustees named in the Trust Agreement and any additional or successor Trustee or Trustees from time to time acting as Trustee of the Trust Fund as provided in Section 8.2. "Trustee" shall be deemed to refer to the plural as well as the singular, except where the context otherwise requires.

         1.38    "VALUATION DATE" means the last day of each Plan Year.

         1.39 "VESTED ACCOUNT" means that portion of a Participant's Account which, on the particular date of determination, is vested under the provisions of Section 6.3.

         1.40    "YEAR OF SERVICE" means the period described in Section 3.1.

                                   ARTICLE II
                                 PARTICIPATION

         2.1      ELIGIBILITY REQUIREMENTS.

              (a) Participants Prior to January 1, 1989 - Each person who was a "Participant" of the Plan on December 31, 1988, and continues as an Eligible Employee thereafter shall continue as a Participant hereunder as of January 1, 1989.

              (b) Participation After January 1, 1989 - Each person not described in (a) above, shall become a Participant as of the first Entry Date after January 1, 1989 on which:

                  (i)  he has completed a at least one Year of Service,

                 (ii)  he is at least age 21, and

                (iii) he is then an Eligible Employee

              (c) Application - An Eligible Employee who becomes a Participant in accordance with this Section 2.1 shall file with the Committee such application materials as the Committee deems appropriate, including beneficiary designations.

         2.2      TERMINATION OF PARTICIPATION.

A Participant shall not be entitled to receive contributions in accordance with
Article IV on or after the date of termination of employment, death or Disability or during any period in which he is not an Eligible Employee. However, a Participant shall continue to be a Participant for all other relevant purposes of the Plan until such time as his Account is fully distributed to him or forfeited in accordance with the terms of the Plan.

         2.3      INTERRUPTION IN SERVICE.

              (a) Break in Service - If a Participant terminates employment and incurs a Break in Service before becoming vested in any Employer Contributions pursuant to Section 6.3, and if the number of consecutive one-year Breaks in Service constituting such Break in Service exceeds the greater of five (5) years or his Year of Service prior to such Break in Service (excluding any Years of Service previously disregarded under the Break in Service provisions of the
Plan), then, in the event he returns to Service, he shall be treated as a new Employee for all purposes of the Plan. In all other cases of a termination of employment accompanied by a Break in Service he shall be eligible to participate in the Plan as of the Entry Date coincident with or immediately following the date he again becomes an Eligible Employee.

              (b) No Break in Service - If a Participant terminates employment and does not incur a Break in Service, he shall be eligible to resume full participation in the Plan immediately upon his return to employment as an Eligible Employee.

              (c) No Termination of Employment - If a Participant ceases to be an Eligible Employee but does not terminate employment, his participation in the Plan shall be subject to the provisions of Section 2.2 during the period in which he is not an Eligible Employee and he shall be eligible to resume full participation in the Plan immediately upon resuming the status of an Eligible Employee.

                                  ARTICLE III
                                    SERVICE

         3.1     YEAR OF SERVICE.

An individual shall be credited with a Year of Service for each Plan Year during which he completes at least 500 Hours of Service; provided that for purposes of satisfying the eligibility requirements of Section 2.1, a Participant shall have completed a Year of Service only if he completes at least 1,000 Hours of Service in a 12 consecutive month period beginning on his Employment Commencement Date (or Reemployment Commencement Date, if applicable), or on the first day of any Plan Year thereafter.

         3.2     BREAK IN SERVICE:

An individual shall incur a Break in Service in any Plan Year in which he has not completed at least 500 Hours of Service. Effective with respect to absence commencing on or after January 1, 1985, and solely for purposes of determining whether a Break in Service has occurred, an individual shall be credited with the Hours of Service which such individual would have completed but for a maternity or paternity absence, as determined by the Committee in accordance with applicable law and the provisions of this Section, provided, however, that the total Hours of Service so credited shall not exceed 501 Hours and the individual timely provide the Committee with such information as it shall require. Hours of Service credited for a maternity or paternity absence shall be credited entirely (i) in the Plan Year in which the absence began if such Hours of Service are necessary to prevent a Break in Service in such Plan Year, or (ii) in the following Plan Year. For purposes of this Section, an absence from work for maternity or paternity reasons means an absence from employment which commences and continues (a) by reason of the pregnancy of the individual,
(b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual, or (d), for purposes of caring for such child for a period beginning immediately following such birth or placement.

         3.3      RESTORATION OF ELIGIBILITY AND SERVICE:

              (a) In General - Except as otherwise provided in (b) below, if an Employee incurs a Break in Service and subsequently has a Reemployment Commencement Date, his Years of Service prior to the Break in Service shall be restored as soon as he has completed a Year of Service, such restoration to be effective as of his Reemployment Commencement Date. However, Service rendered after at least five consecutive one year Breaks in Service will not be counted in determining a Participant's vested interest under Section 6.3 in the portion of his Account attributable to Employer Contributions made with respect to periods prior to such Break in Service.

              (b) Exception - Years of Service prior to a Break in Service shall not be restored upon an Employee's Reemployment Commencement Date if the Employee had no vested interest in Employer Contributions under Section 6.3 at the time of the Break in Service, and if the number of consecutive one year Breaks in Service (as determined under Section 3.2 hereof) equals or exceeds the greater of (i) five, or (ii) the number of Years of Service prior to such Break in Service.

                                   ARTICLE IV
                                 CONTRIBUTIONS

         4.1      EMPLOYER CONTRIBUTION.

              (a) Subject to the limitations of Section 4.4, an Employer may, in its sole discretion and in such amounts as it may determine, make a contribution on behalf of its Participants for any Plan Year.

              (b) Time and Manner of Employer Contributions - Employer Contributions made in accordance with (a) above for any Plan Year shall be made no later than the latest date as of which such contributions must be made in order to be treated as made on account of such Plan Year under applicable law.

              (c) Allocation of Employer Contributions - Employer Contributions made by an Employer with respect to any Plan Year shall be allocated among (i) those Participants employed by such Employer on the last day of the Plan Year who have completed at least 500 Hours of Service during such Plan Year and (ii) those Participants who have terminated employment during the Plan Year due to death or Disability or after reaching their Normal Retirement Date. Any Employer Contribution for any Plan Year shall be allocated to the Employer Accounts of eligible Participants in the proportion that each such Participant's Compensation for such Plan Year bears to the total Compensation of all such Participants for such Plan Year.

         4.2      RETURN OF CONTRIBUTIONS TO EMPLOYER.

Except as otherwise provided in this Section 4.2 all contributions made by an Employer shall be irrevocable and shall be transferred to the Trustee and held as provided in Article VIII, to be used in accordance with the provisions of this Plan in providing the benefits and paying the expenses hereof. Notwithstanding the preceding provisions of this Article IV, to the extent permitted by applicable law, contributions shall be returned to an Employer under the following circumstances:

              (a) Mistake - If and to the extent that any contribution was made by a mistake of fact, the Committee may direct the Trustee to return the contribution to the Employer at any time within one year after the payment of such contribution.

              (b) Nondeductibility - All contributions made by an Employer are expressly conditioned on their deductibility under Code Section 404. If and to the extent that the Internal Revenue Service determines that a contribution is not deductible under Code Section 404, the Committee may direct the Trustee to return the contribution to the Employer at any time within one year after the date of disallowance.

              (c) Adjustments - Any contribution returned pursuant to (a) or (b) above shall be adjusted to reflect only its proportionate share of the Trust Fund's loss, if any.

              (d) Limitation on Rights - Notwithstanding any provision of this Plan to the contrary, the right or claim of any Participant or Beneficiary to any asset of the Trust or to any benefit under the Plan shall be subject to and limited by the provisions of this Section 4.2.

         4.3      FORFEITURES.

              (a) Determination of Forfeitures - If a Participant who has terminated employment incurs a Break in Service before he has become 100% vested in Employer Contributions pursuant to Section 6.3, the nonvested portion of his Account shall be forfeited as of the last day of the Plan Year as of which he incurs a Break in Service. In the event of a distribution of the

Participant's Vested Account prior to the date of forfeiture, the nonvested portion of his Account shall continue to be revalued in accordance with Section
6.3 up to and including the date of forfeiture and shall then be reallocated in accordance with (b) below.

              (b) Reallocation of Forfeitures - The total amount of forfeitures determined in accordance with (a) above with respect to any Plan Year shall be allocated in accordance with Section 4.1(c) in the same manner as if such forfeitures were an Employer Contribution made for such Plan Year.

              (c) Return to Employment and Restoration of Forfeitures - If a Participant incurs forfeitures in accordance with (a) above and returns to the employ of an Employer or Related Company before he incurs 5 consecutive one year Breaks in Service, the amount forfeited from his Account shall be restored to such Account upon such return to employment in accordance with the provisions of this Section 4.3(c). Any such restoration shall be made from current forfeitures, and, to the extent necessary from amounts contributed directly by the Employer. No restoration of forfeitures shall occur with respect to a Participant who returns to employment after incurring at least 5 consecutive one year Breaks in Service.

         4.4     LIMITATIONS ON BENEFITS.

Annual additions to a Participant's Account in respect of any Plan Year may not exceed the limitations set forth in Code Section 415, which are incorporated herein by reference. For these purposes, "Annual Additions" shall have the meaning set forth in Code Section 415(c)(2), as modified elsewhere in the Code and in any regulations thereunder, and the limitation year shall mean the Plan Year unless any other 12-consecutive month period is designated pursuant to a written resolution adopted by the Company. If a Participant also participates in any defined benefit Plan (as defined in Code Section 414(j) and 415(k)) maintained by the Company or any Related Company, in the event that in any Plan Year the sum of the Participant's Defined Benefit Fraction (as defined in Code Section 415(e)(2)) and the Participant's Defined Contribution Fraction (as defined in Code Section 415(e)(3)) exceeds 1.0, the benefit under such defined benefit plan or plans shall be reduced in accordance with the provisions of that plan or plans, so that the sum of such fractions in respect of the Participant will not exceed 1.0. If this reduction does not ensure that the limitation set forth in this Section 4.4 is not exceeded, then the Annual Addition to any defined contribution plan other than the Plan, shall be reduced in accordance with the provisions of that plan but only to the extent necessary to ensure that such limitation is not exceeded, and then, if necessary, the Annual Addition under this Plan shall be reduced.

                                   ARTICLE V
                     ACCOUNTS OF PARTICIPANTS - INVESTMENTS

         5.1      SEPARATE ACCOUNTING.

              (a) Accounts - The Committee shall establish and maintain in respect of each Participant an Account showing his interest under the Plan and in the Trust (including separate accounts showing his respective interests in the portion of the Fund invested in Company Stock and the portion of the Fund invested in other than Company Stock) and all other relevant data pertaining thereto. The establishment and maintenance of, or allocations and credits to the Account of any Participant shall not vest in any Participant any right, title or interest in and to any Plan assets or benefits except at the time or times and upon the terms and conditions and to the extent expressly set forth in the Plan and in accordance with the terms of the Trust.

              (b) Value of Accounts - The value of any Account as of any date of determination shall be equal to:

                  (a) the aggregate amount credited to such Account as of the Valuation Date coinciding with or next preceding such date of determination, after all allocations as of such Valuation Date have been made, plus

                  (b) any amounts contributed to or otherwise to be credited to such Account since such Valuation Date, less

                  (c) any amounts distributed from or otherwise to be charged to such Account since such Valuation Date.

         5.2      INVESTMENT REQUIREMENTS.

              (a) Employer Contributions shall be invested by the Trustee primarily in Company Stock in accordance with directions from the Committee.
The Trustee may also invest Employer Contributions in such other prudent investments as the Committee deems to be desirable for the Trust, including investments in savings and other fixed income accounts, including those maintained by the Trustee, provided such deposits bear a reasonable rate of interest, and investments in common, pooled, and collective investment funds, including those maintained by the Trustee, in which event such assets shall be subject to all the provisions of the declarations of trust of such common, pooled, or collective investment funds, as amended from time to time, and the declarations establishing such funds shall constitute a part hereof and shall be incorporated by reference herein as though fully set forth herein, or Employer Contributions may be held temporarily in cash. All purchases of Company Stock by the Trustee shall be made only as directed by the Committee and only at prices which do not exceed the fair market value of Company Stock, as determined in good faith by the Committee. The Committee may direct the Trustee to invest and hold up to one hundred percent (100%) of the Company Contributions in Company Stock.

              (b) Voting of Company Stock - Effective as of the date of execution of this amended and restated Plan, all shares of Company Stock held by the Trustee at any time shall be voted by the Trustee in its sole and absolute discretion and in accordance with applicable law. The voting of Company Stock at any time prior to such date shall be governed by the terms of the Plan as then in effect.

         5.3     VALUATION OF FUNDS.

The Fund shall be revalued at fair market value by the Trustee as of each Valuation Date. On the basis of the valuations as of each Valuation Date, the Accounts shall be adjusted to reflect the effect of income, collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the applicable period.

         5.4     NOTICE TO PARTICIPANTS.

Within a reasonable time after each Valuation Date, the Committee shall notify each Participant or Beneficiary of the balance in such Participant's Accounts as of such Valuation Date.

                                   ARTICLE VI

                                    BENEFITS


         6.1      DISTRIBUTION UPON TERMINATION OF EMPLOYMENT.

              (a) Entitlement - Subject to Section 6.3, a Participant who terminates his employment for any reason other than death shall be entitled to receive a distribution of the value of his Vested Account as of the Valuation Date coinciding with or immediately following his termination of employment.

              (b) Under $3,500 - If at the time he is entitled to a distribution the value of a Participant's Vested Account does not exceed (or at the time of any prior distribution did not exceed) $3,500, distribution shall be made to the Participant as soon as practicable in a single sum cash payment.

              (c) $3,500 or More - If at the time he is entitled to a distribution the value of a Participant's Vested Account exceeds (or at the time of any prior distribution exceeded) $3,500, the Participant may elect, in accordance with procedures established by the Committee, to receive distribution of his Account in the manner provided in Section 6.1(d) as soon as practicable, or to defer such distribution to any Valuation Date occurring on or after his termination of employment, but no later than the Valuation Date coinciding with or immediately following his Normal Retirement Date.

              (d) Medium of Payment - A Participant may elect to have the distribution to which he is entitled in accordance with Section 6.1(c) paid to him in cash or in shares of Company Stock, subject to the following:

                    (i) the portion of a Participant's Account which is attributable to his Cash Account shall be paid to him in cash;

                   (ii) the portion of a Participant's Account which is attributable to his Stock Account shall be paid to him in cash if the number of full shares of Company Stock to be distributed is less than 100 shares; and

                  (iii) Fractional shares of Company Stock shall be distributed in cash.

              (e) Forfeiture - If a Participant terminates employment before becoming 100% vested in his Account in accordance with Section 6.3, the portion of his Account in which he has no vested rights shall be forfeited in accordance with Section 4.3.

         6.2      DISTRIBUTION UPON DEATH.

If a Participant dies while employed by the Company or a Related Company or before a distribution to which he is entitled in accordance with Section 6.1 has commenced, the value of his entire Account (or the distribution awaiting commencement in accordance with Section 6.1) as of the Valuation Date coinciding with or immediately following his death shall be distributed to his Beneficiary in a single sum payment as soon as practicable following such Valuation Date, subject to the provisions of Section 6.1(d).

         6.3 VESTED ACCOUNT. A Participant shall become 100% vested in his Account if he terminates employment (i) with at least seven (7) Years of Service, (ii) on or after his Normal Retirement Date, or (iii) as a result of death or Disability. If a Participant terminates employment prior to becoming 100% vested, he shall be vested in a percentage of his Account determined from the following schedule:

                      Years of Service                      Vested Percentage
                      ----------------                      -----------------
                        less than 3                                 0%
                        at least 3                                 20%
                        at least 4                                 40%
                        at least 5                                 60%
                        at least 6                                 80%
                        7 or more                                 100%


         6.4      STATUTORY PAYMENT DATE.

              (a) Notwithstanding any other provision of the Plan, and unless otherwise provided by law, distribution of any amount payable to a Participant shall commence, in accordance with Code Section 401(a)(9) and any regulations thereunder, no later than the April 1st of the calendar year following the calendar year in which such Participant attains age 70 1/2; provided, however, if a Participant attained age 70 1/2 prior to January 1, 1988, any benefit payable to such Participant shall commence no later than April 1st of the calendar year following the later of the calendar year in which the Participant attained age 70 1/2 or the calendar year in which the Participant terminates employment (the appropriate April 1st being the "required beginning date" and the calendar year in which it occurs being the "first distribution calendar year"). If not made in a single sum payment, such amount shall be paid, in accordance with applicable regulations, (i) over the life of the Participant,
(ii) over the life of the Participant and a designated Beneficiary, (iii) over a period certain not extending beyond the life expectancy of the Participant, or
(iv) over a period certain not extending beyond the joint life expectancies of the Participant and a designated Beneficiary. The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for each other calendar year, including the minimum distribution for the year in which the Participant's required beginning date occurs, must be made on or before December 31st of the applicable calendar year.

              (b) If distribution to the Participant has commenced prior to the Participant's death, and such Participant dies before his entire Account is distributed to him, distribution of the remaining portion of his Account payable to the Participant's Beneficiary shall be made at least as rapidly as possible under the method of distribution in effect on the date of the Participant's death.

              (c) If a Participant dies before distribution of his Account has commenced, distribution of his Account shall be completed on or before December 31st of the calendar year in which occurs the 5th anniversary of the Participant's date of death. If such Participant's Beneficiary is his surviving spouse and such surviving spouse dies after the Participant but before distribution to such surviving spouse commences, this subsection (c) shall be applied to require payment of any further amount as if such surviving spouse were the Participant.

              (d) Notwithstanding the foregoing, unless the Participant elects a later date, distribution to the Participant shall commence no later than 60 days after the close of the Plan Year in which occurs the latest of his Normal Retirement Date, his 10th anniversary of Plan participation or his termination of employment.

         6.5      TRANSFERRED EMPLOYEES.

If a Participant ceases to be an Employee by reason of a transfer or employment to a class of employees of an Employer not eligible for participation or to a Related Company which is not an Employer then, except as hereinafter provided, such Participant's Account shall be held for distribution until such time as such Participant's employment terminates.

         6.6      DIRECT ROLLOVER.

This Section 6.6 applies to distributions made on or after January 1, 1993. Solely to the extent required under applicable law and regulations, and notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 6.6, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

For purposes of this Section 6.6, the following terms shall have the following meanings:

              (i) Eligible Rollover Distribution: Solely to the extent required under applicable law and regulations, an Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (ii) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section

403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

            (iii) Distributee: A Distributee includes an employee or former employee. In addition, the employee's or former employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the spouse or former spouse.

             (iv) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE VII

                          DESIGNATION OF BENEFICIARIES


         7.1     BENEFICIARY DESIGNATION.

Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may from time to time revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. Notwithstanding the foregoing, if the Participant is married, his spouse must consent in writing to the designation of a Beneficiary other than the Participant's spouse (unless the Committee makes a written determination in accordance with the Code and applicable law that no such consent is required). The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

         7.2     LACK OF DESIGNATED BENEFICIARY.

If no valid Beneficiary designation is in effect at the time of a Participant's death, or if no validly designated Beneficiary survives the Participant or if each surviving validly designated Beneficiary is legally impaired or prohibited from taking, then the Participant's Beneficiary shall be his surviving spouse, if any, or if the Participant has no surviving spouse, then his surviving children, if any, in equal shares or if none, then his estate. If the Committee is in doubt as to the right of any person to receive such amount, it may direct the Trustee to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Trustee to pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

                                  ARTICLE VIII

                            MANAGEMENT OF TRUST FUND


         8.1     USE OF TRUST FUND.

The Trust Fund shall be used to provide the benefits and pay the expenses of this Plan and of the Trust Fund and, except as otherwise provided in Section 4.2, no part of the corpus or income shall be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and the payment of expenses of this Plan.

         8.2     TRUSTEE.

The Trust Fund shall be held in trust by a Trustee appointed from time to time by the Board with such powers and duties in the Trustee as shall be provided in the Trust Agreement between the Trustee and the Company. Subject to the provisions of the Trust Agreement, the Trustee shall be the named fiduciary with respect to the control or management of the assets of the Plan.

         8.3     INVESTMENTS.

The investment of the Trust Fund shall be in accordance with Article VI and with the provisions of the Trust Agreement between the Trustee and the Company.

         8.4     PAYMENT OF EXPENSES.

The administrative and other expenses of the Plan shall be paid out of the Trust Fund unless paid by the Employers.

                                   ARTICLE IX
                           ADMINISTRATION OF THE PLAN


         9.1      THE COMMITTEE.

              (a) The Plan shall be administered by a Committee which shall have general responsibility for the administration and interpretation of the Plan (including, but not limited to, complying with applicable reporting and disclosure requirements, establishing and maintaining Plan records, issuing instructions to the Trustee regarding the benefits that are to be paid from the Trust Fund to Participants and Beneficiaries and adopting amendments to the Plan as described in Section 11.1) and may exercise such other rights and powers as may be specifically granted to it herein or by the Board.

              (b) The Committee shall periodically review the investment performance and methods of the Trustee and any other funding agency, including any insurance company, under the Plan and may appoint and remove or change the Trustee and any such funding agency. The Committee shall have the power to appoint or remove one or more investment managers and to delegate to such manager authority and discretion to manage (including the power to acquire and dispose of) the assets of the Plan, provided that (i) each manager with such authority and discretion shall be either a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940 and shall acknowledge in writing that it is a fiduciary with respect to the Plan and
(ii) the Committee shall periodically review the investment performance and methods of each manager with such authority and discretion. The Committee shall determine any requirements and objectives of the Plan which may be pertinent to the investment of Plan assets and shall establish investment standards and policies incorporating such requirements and objectives and communicate the same to the Trustee (or other funding agencies under the Plan). If annuities are to be purchased under the Plan, the Committee shall determine what contracts should be made available to terminated Participants or purchased by the Trust.

         9.2     COMPOSITION OF THE COMMITTEE.

The Committee shall consist of three or more members (any of whom may be a Trustee), each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board. Any member of the Committee may resign at any time. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan. The members of the Committee shall not receive any special compensation for serving in their capacities as members of the Committee but shall be reimbursed for any reasonable expenses incurred in connection therewith. Except as otherwise required by ERISA, no bond or other security need be required by the Committee or any member thereof in any jurisdiction. Any person may serve on the Committee and any member of the Committee, any sub-committee or agent to whom the Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service both as a trustee and administrator) with respect to the Plan.

         9.3     INDEMNITY.

To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of such Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of the Committee and each other officer, employee, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

         9.4     SERVICES TO THE PLAN.

The Committee may arrange for the engagement of such legal counsel, who may be counsel for the Company, and make use of such agents, professional and clerical or other personnel as they each shall require or may deem advisable for purposes of the Plan. The Committee may rely upon the written opinion of such counsel and any actuary and accountants engaged by the Committee and may delegate to any such agent or to any sub-committee or member of the Committee its authority to perform any act hereunder, including without limitation those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Committee. The Committee shall report to the Board, at such times as shall be specified by the Board, with regard to the matters for which it is responsible under the Plan.

         9.5     ACTION OF THE COMMITTEE.

The Committee shall elect or designate its own Chairman, establish its own procedures and the time and place for its meetings, and provide for the keeping of minutes of all meetings. A majority of the members of a Committee shall constitute a quorum for the transaction of business at a meeting of the Committee. Any action of the Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or, at the direction of its Chairman, without a meeting by mail, telegraph or telephone, provided that all of the members of the Committee are informed by mail or telegraph of their right to vote on the proposal and of the outcome of the vote thereon.

         9.6      COMMITTEE RECORDS.

The Committee shall appoint an individual who shall cause to be kept full and accurate accounts of receipts and disbursements of the Plan, and shall cause to be deposited all funds of the Plan to the name and credit of the Plan, in such depositories as may be designated by the Committee. Such individual shall cause to be disbursed the monies and funds of the Plan when so authorized by the Committee and shall generally perform such other duties as may be assigned to him from time to time by the Committee. All demands for money of the Plan shall be signed by such officer or officers or such other person or persons as the Committee may from time to time designate in writing.

         9.7      CLAIMS PROCEDURE.

              (a) All claims for benefits under the Plan shall be submitted to, and within a reasonable period of time, decided in writing by the Committee. Written notice of the decision on each such claim shall be furnished reasonably promptly to the claimant. If the claim is wholly or partially denied, written notice of the denial shall be furnished within 90 days after receipt of the claim; provided, however, that, if special circumstances require an extension of time for processing the claim, an additional 90 days from the end of the initial period shall be allowed for processing the claim, in which event the claimant shall be furnished with a written notice of the extension prior to the termination of the initial 90-day period indicating the special circumstances requiring an extension. Such written notice shall set forth an explanation of the specific findings and conclusions on which such denial is based.

              (b) A claimant may review all pertinent documents and may request a review by the Committee of such a decision denying the claim. Such a request shall be made in writing and filed with the Committee within 60 days after delivery to the claimant of written notice of the decision. Such written request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold any hearing or conduct any independent investigation which it deems necessary to render its decision, and the decision on review shall be made as soon as possible after the Committee's receipt of the request for review. Written notice of the decision on review shall be furnished to the claimant within 60 days after receipt by the Committee of a request for review, unless special circumstances require an extension of time for processing, in which event an additional 60 days shall be allowed for review and the claimant shall be so notified in writing. Such notice of denial shall include specific reasons for such decision. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons as to any matter of fact or interpretation relating to the Plan.

         9.8      COMMUNICATIONS.

Any notice, election, application, instruction, designation or other form of communication required to be given or submitted by any Participant, other Employee or Beneficiary shall be in such form as is prescribed from time to time by the Committee, sent by first class mail or delivered in person or by such other suitable means, and shall be deemed to be duly given only upon actual receipt thereof by the Committee. Any notice, statement, report and other communication from the Employer or the Committee to any Participant, other Employee or Beneficiary required or permitted by the Plan shall be deemed to have been duly given when delivered to such person or mailed by first class mail to such person at his address last appearing on the records of the Employer or the Committee. Each person entitled to receive a payment under the Plan shall file in accordance herewith his complete mailing address and each change therein. A check or communication mailed to any person at his address on file with the Employer or the Committee shall be deemed to have been received by such person for all purposes of the Plan, and no employee or agent of the Employer or member of the Committee shall be obliged to search for or ascertain the location of any such person except as required by ERISA. If the Committee is in doubt as to whether payments are being received by the person entitled thereto, it may, by registered mail addressed to such person at his address last known to the Committee, notify such person that all future payments will be withheld until such person submits to the Committee his proper mailing address and such other information as the Committee may reasonably request.

         9.9     INFORMATION FROM PARTICIPANT.

Each Participant shall file with the Committee such pertinent information concerning himself and his Beneficiary, and each Beneficiary shall file with the Committee such information concerning himself, as the Committee may specify, and in such manner and form as the Committee may specify or provide, and no Participant or Beneficiary shall have the right or be entitled to any benefits or further benefits under the Plan unless such information is filed by him or on his behalf.

                                   ARTICLE X
                     TERMINATION OF EMPLOYER PARTICIPATION


         10.1    RIGHT OF TERMINATION.

Any Employer may terminate its participation in the Plan by giving the Committee prior written notice specifying a termination date which shall be the last day of a month at least 60 days subsequent to the date such notice is received by the Committee. The Committee may terminate any Employer's participation in the Plan, as of any termination date specified by the Committee.

         10.2    RIGHTS OF PARTICIPANTS ON TERMINATION.

To the maximum extent permitted by ERISA, the rights of Participants no longer employed by the Employer and former Participants and their Beneficiaries and surviving spouses shall be unaffected by a termination of the Plan as to any Employer. Subject to the provisions of Section 11.3, the benefits provided under the Plan with respect to each Participant in service with such Employer as of the termination date will be paid or forfeited in accordance with the Plan as if such termination had not occurred, except that the Committee may direct the Trustee to segregate such portion of the assets of the Trust (the "Distributable Reserve") as shall be properly allocable in accordance with ERISA to the active employees of such Employer and direct the Trustee to apply the Distributable

Reserve for the benefit of the Participants employed by the Employer as of the termination date in such manner as the Committee shall determine including, without limitation, a transfer to a successor employee benefit plan which is qualified under Code Section 401(a); provided, however, that in the event of any transfer of assets to a successor employee benefit plan, the provisions of
Section 11.4 will apply. Any such payments or transfers of the Distributable Reserve shall constitute a complete discharge of all liabilities under the Plan with respect to such Employer's participation in the Plan and any Participant then employed by such Employer. To the maximum extent permitted by ERISA, the termination of the Plan as to any Employer shall not in any way affect any other Employer's participation in the Plan.

                                   ARTICLE XI

                            AMENDMENT OR TERMINATION
                             OF THE PLAN AND TRUST


         11.1     RIGHT OF AMENDMENT OR TERMINATION.

              (a) Subject to (b) and (c) below, the Board reserves the right at any time to amend, suspend or terminate the Plan, any contributions thereunder, the Trust or any contract issued by an insurance carrier forming a part of the Plan, in whole or in part and for any reason and without the consent of any Employer, Participant, Beneficiary or surviving spouse; provided, however, that the Committee may adopt amendments which do not materially affect the cost of the Plan and which may be necessary or appropriate to facilitate the administration, management or interpretation of the Plan or to conform the Plan thereto, to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Code Sections 401(a) and 501(a) or any other provision of applicable law (including ERISA), and may exercise such additional powers and authority as may be granted by the Board from time to time. Each Employer by its adoption of the Plan shall be deemed to have delegated this authority to the Board and the Committee.

              (b) No amendment or modification shall be made which would retroactively impair any rights to any benefit under the Plan which any Participant, Beneficiary or surviving spouse would otherwise have had at the date of such amendment by reason of the contributions theretofore made, except to such extent as may be necessary or appropriate to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Code Sections 401(a) and 501(a) or any other provision of applicable law (including ERISA), or make it possible for any part of the funds of the Plan (other than such part as is required to pay taxes, if any, and administrative expenses as provided in Section 8.4) to be used for or diverted to any purposes other than for the exclusive benefit of Participants and their Beneficiaries and surviving spouses prior to the satisfaction of all liabilities with respect thereto.

              (c) Any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Code Sections 401(a) and 501(a) or any other provision of applicable law.

         11.2     NOTICE.

Notice of any amendment, modification, suspension or termination of the Plan shall be given by the Board or the Committee, whichever adopts the amendment, to the other and to the Trustee and all Employers and, where and to the extent required by law, to Participants and other interested parties.

         11.3     PLAN TERMINATION.

              (a) Upon termination of the Plan, no amount shall thereafter be payable under the Plan to or in respect of any Participant except as provided in this Article XI, and to the maximum extent permitted by ERISA, transfers or distributions of the assets of the Plan as provided in this
Article XI shall constitute a complete discharge of all liabilities under the Plan. The Committee shall remain in existence and all of the provisions of the Plan which in the opinion of the Committee are necessary for the execution of the Plan and the distribution or transfer of the assets of the Plan shall remain in force. All determinations and notifications referred to in this
Article XI





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


shall be in form and substance satisfactory to counsel for the Plan.

              (b) Upon the termination of the Plan the Account of each Participant shall be determined promptly and, if not already fully vested, shall become fully vested and nonforfeitable. Distribution to the Participants thereafter shall be made in one of the manners and on the appropriate date or dates described in Article VI. In the sole discretion of the Committee, a Participant's Account may be distributed to the Participant in any manner described in Article VI on any date prior to the date or dates which otherwise would be applicable under the preceding sentence. Until fully distributed, each Account shall continue to be revalued in accordance with the provisions of
Article V.

         11.4     SUCCESSOR PLAN.

No transfer of the Plan's assets and liabilities to a successor employee benefit plan (whether by merger or consolidation with such successor plan or otherwise) shall be made unless each Participant would, if either the Plan or such successor plan then terminated, receive a benefit immediately after such transfer which (after taking account of any distributions or payments to them as part of the same transaction) is equal to or greater than the benefit he would have been entitled to receive immediately before such transfer if the Plan had then been terminated. The Committee may also request appropriate indemnification from the employer or employers maintaining such successor plan before making such a transfer.

                                  ARTICLE XII
                              TOP HEAVY PROVISIONS


         12.1     TOP HEAVY PLAN.

              (a) Notwithstanding any other provisions of the Plan, the provisions of this Article XII shall apply and supersede all other provisions of the Plan during each Plan Year with respect to which the Plan is determined to be a Top Heavy Plan.

              (b) The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year or, with respect to the first Plan Year, the last day of such Plan Year (the "Determination Date").

              (c) For any Plan Year, the Plan will be a Top Heavy Plan if any of the following conditions exist:

                     (i) The Plan is not part of a Required Aggregation Group or Permissive Aggregation Group and the Top Heavy Ratio for the Plan exceeds 60%.

                    (ii) The Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the Required Aggregation Group exceeds 60%.

                   (iii) The Plan is part of a Required Aggregation Group and a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

         12.2     SPECIAL DEFINITIONS.

For purposes of this Article XII and as otherwise used in the Plan, the following terms shall have the meanings set forth below:

              (A) "VALUATION DATE" means the Determination Date.
Participants' Accounts shall be valued on the Valuation Date for purposes of determining the Top Heavy Ratio.

              (B) "REQUIRED AGGREGATION GROUP" means (i) the group composed of each qualified plan maintained by the Employer or any Related Company in which at least one Key Employee participates or participated in the Plan Year containing the Determination Date or any of the four preceding Plan Years, regardless of whether the plan has been terminated, and (ii) any other qualified plan maintained by the Employer or any Related Company which enables a plan described in clause (i) during the period tested to meet the requirements of Code Section 401(a)(4) or 410.

              (C) "PERMISSIVE AGGREGATION GROUP" means the Required Aggregation Group plus any other qualified plan or plans maintained by the Employer or any Related Company which, when considered as a group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410 with such other plans being taken into account.

              (D) "KEY EMPLOYEE" means any employee or former employee (and the Beneficiaries of such employee) of the Employer who at any time during the Plan Year containing the Determination Date and the 4 preceding Plan Years was
(i) an officer of the Employer whose annual compensation from the Employer exceeds 50% of the dollar limitation in effect under Code Section 415(b)(l)(A) for the calendar year in which the Plan Year ends, (ii) an owner (or considered an owner under Code Section 318) of one of the 10 largest interests in the Employer and whose annual compensation from the Employer exceeds 100% of the dollar limitation in effect under Code Section 415(c)(l)(A), (iii) a 5% owner of the Employer, or (iv) a 1% owner of the Employer whose annual compensation from the Employer exceeds $150,000. For the purpose of determining who are Key Employees, "annual compensation" means compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b).

              (E) "TOP HEAVY RATIO"

                  (i) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date has or has had accrued benefits, the Top Heavy Ratio for this Plan, or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date (including any part of any Account balance distributed in the 5-year period ending on the Determination Date) and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 5-year period ending on the Determination Date), both computed in accordance with Code
Section 416 and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio shall be increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

                 (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which, during the 5-year period ending on the Determination Date, has or has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plans for all Key Employees as of the Determination Date, and the denominator or which is the sum of the Account balances under the aggregated defined contribution plans for all Participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plans for all Participants as of the Determination Date, all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio shall be increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

                (iii) For purposes of (i) and (ii) above, the value of Account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code
Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year, or who has not been credited with at least one Hour of Service with any Employer at any time during the 5- year period ending on the Determination Date will be disregarded.

                 (iv) The calculations of the Top Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. When aggregating plans, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that all within the same calendar year.

                  (v) The accrued benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(l)(C).

              (F) "SUPER TOP HEAVY PLAN" means a Top Heavy Plan which would continue to be a Top Heavy Plan if 90% were substituted for 60% each place it appears in the definition of Top Heavy Plan.

         12.3     MINIMUM CONTRIBUTIONS.

              (a) Except as otherwise provided below, the Employer Contributions allocated on behalf of any non-key Employee shall not be less than the lesser of 3% of such Participant's Compensation or, if the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401(a), the largest percentage of Employer Contributions, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. For purposes of this Section 12.3, "Compensation" means compensation as defined in Section 1.415-2(d) of the Income Tax Regulations.

         12.4    OTHER PLANS.

The Committee shall, to the maximum extent permitted by the Code and in accordance with the regulations thereunder, apply the provisions of this Article XII by taking into account the benefits payable and the contribution made under all other defined contribution plans and defined benefit plans maintained by the Company or any Related Company which are qualified under Code Section 401(a) to prevent inappropriate omissions or required duplications or minimum benefits or contributions.

                                  ARTICLE XIII
                       GENERAL LIMITATIONS AND PROVISIONS


         13.1    RIGHTS OF EMPLOYER.

Nothing contained in the Plan shall give any employee the right to be retained in the employment of the Company, Employer or any Related Company or affect the right of any such employer to dismiss any employee. The adoption and maintenance of the Plan shall not constitute a contract between an Employer and any employee or consideration for, or an inducement to or condition of, the employment of any employee.

         13.2    TRUST AS SOURCE OF BENEFITS.

Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement which the Company shall enter into with the Trustee. The Trust shall be the sole source of benefits under the Plan and, except as otherwise required by ERISA, the Employer and the Committee assume no liability or responsibility for payment of such benefits, and each Participant, Surviving Spouse, Beneficiary or other person who shall claim the right to any payment under the Plan shall be entitled to look only to the Trust for such payment and shall not have any right, claim or demand therefor against the Employer, or the Committee or any member thereof or any employee or director of the Employer.

         13.3    INCOMPETENT PAYEE.

If the Committee shall find that any person to whom any amount is payable under the Plan is found by a court of competent jurisdiction to be unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due him or his estate (unless a prior claim therefor has been





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



made by a duly appointed legal representative) may, if the Committee so elects, be paid to his Spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

         13.4    NONALIENATION OF BENEFITS.

Except insofar as may otherwise be required by law or pursuant to the terms of a Qualified Domestic Relations Order, no amount payable at any time under the Plan and the Trust shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall, alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the Plan and Trust, or any part thereof, or if by reason of his bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him, then the Committee may, in accordance with procedures applied in a uniform and nondiscriminatory manner, direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his Spouse, children or other dependents, or any of them, in such manner and proportion as the Committee may deem proper. For purposes of the Plan, a "Qualified Domestic Relations Order" means any judgement, decree, or order (including approval of a property settlement agreement) which has been determined by the Committee in accordance with procedures established under the Plan, to constitute a qualified domestic relations order within the meaning of Code Section 414(p)(l).

         13.5    LOST PAYEE.

If the Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, including an alternate payee under a Qualified Domestic Relations Order, as provided in Section 13.4, and if, after 3 years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Committee or the Employer, and within 3 months after such mailing such person has not made written claim therefor, the Committee, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be cancelled on the records of the Plan and the amount thereof applied to reduce the contributions of the Employer, and upon such cancellation, the Plan and the Trust shall have no further liability therefor, except that, in the event such person later notifies the Committee of his whereabouts and requests the payment or payments due to him under the Plan, the amount so applied shall be paid to him as provided in Article VI.

         13.6    INSURANCE CONTRACTS.

If the payment of any benefit under the Plan is provided for by a contract with an insurance company, the payment of such benefit shall be subject to all the provisions of such contract.

         13.7    GENDER.

Whenever used in the Plan, the masculine gender includes the feminine.





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

         13.8    CAPTIONS.

The captions preceding the Sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

         13.9    GOVERNING LAW.

The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of New York.

In WITNESS WHEREOF the Company has caused this amended and restated Plan to be executed this 31st day of Ocrober, 1994.


                                                  GENOVESE DRUG STORES, INC.




ATTEST:                                           BY:  /s/  Gene Wexler
                                                     ---------------------------
/s/  Alison L. Dowling                               TITLE:  Vice President -
- - ---------------------------                                  General Counsel





                                       51